Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Commitment and Contingencies [Abstract]
Commitments and contingencies
27. Commitments and contingencies
Purchase contracts
As of December 31, 2023, the Company had one purchase contract with Boeing entailing 57 firm orders of Boeing 737 MAX aircraft, agreed to be delivered between 2024 and 2028. Also, the Company has agreed to purchase and take delivery between 2024 and 2028,of — LEAP-1B spare Engines from CFM International.
The aircraft and engines contractual obligations net of discounts and pre-delivery payments, including estimated amounts for contractual price escalation, are as follows:

Year ending December 31,
2024	469,096
2025	762,389
2026	583,561
2027	539,680
2028	420,981
$2,775,707
As of December 31, 2023, the Company has paid $689.1 million (2022: $720.5 million) in predelivery deposits related to the purchase contract with Boeing for the 737 MAX aircraft.
Labor unions
Approximately 64.2% of the Company’s 7,625 employees are unionized. There are currently nine (9) union organizations, five (5) covering employees in Panama, and four (4) covering employees in Colombia. The Company traditionally had good relations with its employees and with all the unions and expects to continue to enjoy good relations with its employees and the unions in the future.
The five (5) unions covering employees in Panama include the pilots’ union (UNPAC); the flight attendants’ union (SIPANAB); the mechanics’ union (SITECMAP), the industry union (SIELAS), which represents ground personnel, messengers, drivers, passenger service agents, counter agents, and other non-executive administrative staff, and other industry union named UGETRACAS which represents ground personnel and flight attendants.
Copa Airlines entered into collective bargaining agreements with the flight attendants’ union in March 2023, the pilot’s union in February 2023, the mechanics’ union in May 2022 and the industry union in March 2022. Copa Airlines does not have a collective bargain agreement negotiated with UGETRACAS, an aviation industry union in Panama, because they do not have the eligible amount of employees. Collective bargaining agreements in Panama typically have terms of 4 years.
The four (4) unions covering employees in Colombia are: the pilots’ union (ACDAC), the flight attendants’ union (ACAV), the industry union (SINTRATAC), the mechanics’union (ACMA), approximately 29.4% of the Company’s 625 employees are unionized.
AeroRepública entered into collective bargaining with ACDAC and ACAV in January 2018. ACDAC has not yet resolved and intends to enter into a new collective bargaining in 2024. ACAV ended with a new arbitration collective document for two years that expired in September 2020. This arbitration was automatically extended until March 2024. Additionally, SINTRATAC and AeroRepública entered into collective bargaining agreement in September 2022 for terms of four years until August 2026. Negotiations with ACMA were resolved by arbitration on December 31, 2015, extending the validation every 6 months from this date, until June, 2024. ACMA has not presented a new bill of petition.
Typically, collective bargaining agreements in Colombia have terms of two to three years. Although AeroRepública usually settles many of its collective bargaining agreement negotiations through arbitration proceedings, it has traditionally experienced good relations with its unions.
In addition to unions in Panama and Colombia, the Company’s employees in Brazil are covered by industry union agreements that cover all airline industry employees in the country and airport employees in Argentina are affiliated to an industry union (UPADEP).
Lines of credit for working capital and letters of credit
The Company maintained letters of credit with several banks with a value of $31.3 million as of December 31, 2023 (2022: $32.3 million). These letters of credit are pledged mainly for operating lessors, maintenance providers and airport operators.
The Company has aggregate unsecured credit facilities of $325.0 million (2022: 355.0 million). These credit facilities are in place for contingency and working capital purposes. As of December 31, 2023, the Company does not have any outstanding borrowings under these credit facilities.
Tax audit
The Company received notifications from the tax authorities in Panama on February 2020 and in Colombia on November 2020 and March 2016. The Company, along with its tax advisors, has concluded that it is not probable that an outflow of resources embodying economic benefits will be required to settle them, especially considering that the Company has enough arguments to support its position and also taking into consideration that both cases are in the preliminary stages.
In February 2020, the Company received two notifications from the tax authority in Panama related to a tax audit process that began in 2019. The notification includes potentially significant adjustments to the reported dividend tax for the years 2012 to 2016 and income tax 2016. The Company has filed an administrative appeal which is the first legal stage under Panamanian laws. The Company, along with its tax advisors, has concluded that is probable that the Company’s tax position will be upheld. As a result, is not probable that the Company will incur any significant additional tax as result. According to Panamanian laws, the statute of limitations is 3 and 15 years for income tax and dividend tax, respectively.